SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 22, 2015

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle, Greenwood Village, CO 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 22, 2015, Newmont Mining Corporation, a Delaware Corporation (“Newmont” or the “Company”) held its 2015 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and (3) the advisory vote on the compensation of the Named Executive Officers.

The Company’s Director nominees were elected with more than 99 percent of votes cast in favor of each nominee. The appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for 2015, was also approved by more than 98 percent of votes cast.

The advisory say-on-pay vote allows stockholders to express their opinions regarding the prior year’s compensation to Named Executive Officers. The proposal asked stockholders to evaluate whether the Company’s executive compensation program is well-designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior. The measure was approved by a vote of more than 91 percent of votes cast.

The specific voting results (subject to rounding on the percentages for purposes of this Item 5.07 disclosure) were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non- Votes
Bruce R. Brook	307,635,224	99.5	1,422,197	0.5	10,405,698	54,338,669
J. Kofi Bucknor	308,469,881	99.5	1,473,327	0.5	9,519,911	54,338,669
Vincent. A. Calarco	302,362,362	99.1	2,776,346	0.9	14,324,411	54,338,669
Alberto Calderon	308,927,615	99.7	1,028,909	0.3	9,506,595	54,338,669
Joseph A. Carrabba	305,788,860	99.1	2,738,697	0.9	10,935,562	54,338,669
Noreen Doyle	304,730,056	99.1	2,681,817	0.9	12,051,246	54,338,669
Gary J. Goldberg	308,765,426	99.6	1,186,502	0.4	9,511,191	54,338,669
Veronica M. Hagen	305,921,672	99.5	1,494,751	0.5	12,046,696	54,338,669
Jane Nelson	308,610,611	99.6	1,352,166	0.4	9,500,342	54,338,669

Proposal #2 – Ratification Independent Registered Public Accounting Firm

		% of votes cast at the Annual Meeting
Votes For	369,659,478	98.9
Votes Against	2,116,451	0.6
Abstentions	2,025,859	0.5

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

		% of votes cast on the Proposal
Votes For	293,513,082	91.9
Votes Against	17,758,986	5.6
Abstentions	8,191,051	2.6
Broker Non-Votes	54,338,669	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey

Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 23, 2015

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